UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934


Date of Report (Date of earliest event reported): May 25, 2010


                           THE INTERGROUP CORPORATION
                ---------------------------------------------------
               (Exact name of registrant as specified in its charter)


        Delaware                      1-10324              13-3293645
----------------------------        ------------       -------------------
(State or other jurisdiction        (Commission         (IRS Employer
 of incorporation)                  File Number)       Identification No.)


  10940 Wilshire Blvd., Suite 2150, Los Angeles, California      90024
  ---------------------------------------------------------     --------
           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (310) 889-2500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

Following a hearing held before a NASDAQ Listing Qualifications Panel (the "Panel") last month, the Panel determined to grant the request of The InterGroup Corporation (the "Company") for continued listing on The NASDAQ Capital Market pending the Company's return to compliance with either the minimum $2.5 million stockholders' equity or the $35 million market value of listed securities ("MVLS") requirement for continued listing.

On May 25, 2010, NASDAQ notified the Company that it achieved compliance with the minimum $35 million MVLS requirement and that it complies with all other applicable standards for continued listing on The NASDAQ Capital Market, thereby satisfying the requirements of the Panel's decision. Accordingly, the Company will continue to be listed on NASDAQ and the delisting proceeding is now closed.

On May 26, 2010, the Company issued a press release announcing the receipt of the notice of compliance from NASDAQ, the text of which is included in this document as Exhibit 99.1.


ITEM 9.01.  Financial Statements and Exhibits.

    (d)   Exhibits

          99.1 Text of Press Release, dated May 26, 2010 of the
               Registrant.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE INTERGROUP CORPORATION

Dated: May 26, 2010                      By  /s/ Michael G. Zybala
                                             -----------------------------
                                             Michael G. Zybala
                                             Asst. Secretary and Counsel

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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

99.1                        Press Release issued May 26, 2010